Short-Term Borrowings	12 Months Ended
Dec. 31, 2012
Short-term Debt [Abstract]
Short-Term Borrowings
SHORT-TERM BORROWINGS

Short-term borrowings outstanding as of December 31, were comprised of the following:

(Millions of dollars)
	2012		2011		2010
	Balance	Avg. Rate	Balance	Avg. Rate	Balance	Avg. Rate
Commercial paper, net	$3,654	0.6%	$2,818	1.0%	$2,710	1.5%
Bank borrowings	418	5.6%	527	7.3%	479	4.9%
Variable denomination floating rate demand notes	579	0.8%	550	0.9%	663	1.1%
Total	$4,651		$3,895		$3,852